                            UNITED STATES

                   SECURITIES AND EXCHANGE COMMISSION

                         Washington, D.C. 20549

                              FORM 8-K

                            CURRENT REPORT

                      Pursuant to Section 13 of the

                      Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 15, 1999

                    Sears Credit Account Master Trust II

            (Exact name of registrant as specified in charter)

     Illinois                     0-24776              Not Applicable

     (State of                   (Commission           (IRS Employer

     Organization)               File Number)          Identification No.)

c/o SRFG, Inc.

3711 Kennett Pike

Greenville, Delaware                             19807

(Address of principal executive offices)         (Zip Code)

Registrant's Telephone Number, including area code: (302) 434-3176

Former name, former address and former fiscal year, if changed since last report:  Not Applicable

Item 5.     Other Events

      On October 15, 1999, Registrant made available the Monthly Investor

Certificateholders' Statements set forth as Exhibits 20(a) through 20(m).

Item 7.     Financial Statements and Exhibits

  20(a).    Series 1994-1 Monthly Investor Certificateholders' Statement

            related to the distribution of October 15, 1999 and reflecting the performance of the Trust during the Due Period ended in September

            1999, which will accompany the distribution on October 15, 1999.

  20(b).    Series 1995-2 Monthly Investor Certificateholders' Statement

            related to the distribution of October 15, 1999 and reflecting the performance of the Trust during the Due Period ended in September

            1999, which will accompany the distribution on October 15, 1999.

  20(c).    Series 1995-3 Monthly Investor Certificateholders' Statement

            related to the distribution of October 15, 1999 and reflecting the performance of the Trust during the Due Period ended in September

            1999, which will accompany the distribution on October 15, 1999.

  20(d).    Series 1995-5 Monthly Investor Certificateholders' Statement

            related to the distribution of October 15, 1999 and reflecting the performance of the Trust during the Due Period ended in September

            1999, which will accompany the distribution on October 15, 1999.

  20(e).    Series 1996-1 Monthly Investor Certificateholders' Statement

            related to the distribution of October 15, 1999 and reflecting the performance of the Trust during the Due Period ended in September

            1999, which will accompany the distribution on October 15, 1999.

  20(f).    Series 1996-2 Monthly Investor Certificateholders' Statement

            related to the distribution of October 15, 1999 and reflecting the performance of the Trust during the Due Period ended in September

            1999, which will accompany the distribution on October 15, 1999.

  20(g).    Series 1996-3 Monthly Investor Certificateholders' Statement

            related to the distribution of October 15, 1999 and reflecting the performance of the Trust during the Due Period ended in September

            1999, which will accompany the distribution on October 15, 1999.

  20(h).    Series 1996-4 Monthly Investor Certificateholders' Statement

            related to the distribution of October 15, 1999 and reflecting the performance of the Trust during the Due Period ended in September

            1999, which will accompany the distribution on October 15, 1999.

  20(i).    Series 1997-1 Monthly Investor Certificateholders' Statement

            related to the distribution of October 15, 1999 and reflecting the performance of the Trust during the Due Period ended in September

            1999, which will accompany the distribution on October 15, 1999.

  20(j).    Series 1998-1 Monthly Investor Certificateholders' Statement

            related to the distribution of October 15, 1999 and reflecting the performance of the Trust during the Due Period ended in September

            1999, which will accompany the distribution on October 15, 1999.

  20(k).    Series 1998-2 Monthly Investor Certificateholders' Statement

            related to the distribution of October 15, 1999 and reflecting the performance of the Trust during the Due Period ended in September

            1999, which will accompany the distribution on October 15, 1999.

  20(l).    Series 1999-1 Monthly Investor Certificateholders' Statement

            related to the distribution of October 15, 1999 and reflecting the performance of the Trust during the Due Period ended in September

            1999, which will accompany the distribution on October 15, 1999.

  20(m).    Series 1999-2 Monthly Investor Certificateholders' Statement

            related to the distribution of October 15, 1999 and reflecting the performance of the Trust during the Due Period ended in September

            1999, which will accompany the distribution on October 15, 1999.

                                      SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the

Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                         Sears Credit Account Master Trust II

                                         (Registrant)

                                          By:   SRFG, Inc.

                                          (Originator of the Trust)

                                         By: /s/Donald J. Woytek

                                                Donald J. Woytek

                                                Vice President, Administration

Date: October 15, 1999

                                EXHIBIT INDEX

Exhibit No.

  20(a).    Series 1994-1 Monthly Investor Certificateholders' Statement

            (October 15, 1999)

  20(b).    Series 1995-2 Monthly Investor Certificateholders' Statement

            (October 15, 1999)

  20(c).    Series 1995-3 Monthly Investor Certificateholders' Statement

            (October 15, 1999)

  20(d).    Series 1995-5 Monthly Investor Certificateholders' Statement

            (October 15, 1999)

  20(e).    Series 1996-1 Monthly Investor Certificateholders' Statement

            (October 15, 1999)

  20(f).    Series 1996-2 Monthly Investor Certificateholders' Statement

            (October 15, 1999)

  20(g).    Series 1996-3 Monthly Investor Certificateholders' Statement

            (October 15, 1999)

  20(h).    Series 1996-4 Monthly Investor Certificateholders' Statement

            (October 15, 1999)

  20(i).    Series 1997-1 Monthly Investor Certificateholders' Statement

            (October 15, 1999)

  20(j).    Series 1998-1 Monthly Investor Certificateholders' Statement

            (October 15, 1999)

  20(k).    Series 1998-2 Monthly Investor Certificateholders' Statement

            (October 15, 1999)

  20(l).    Series 1999-1 Monthly Investor Certificateholders' Statement

            (October 15, 1999)

  20(m).    Series 1999-2 Monthly Investor Certificateholders' Statement

            (October 15, 1999)